Exhibit 24

SAFESPACE GLOBAL CORPORATION

Power of Attorney

The undersigned director of SafeSpace Global Corporation, a Nevada corporation, does hereby make, constitutes and appoints Timothy R. Brady, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended July 31, 2025, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 27th day of October 2025.

/s/ Scott M. Boruff
Scott M. Boruff

SAFESPACE GLOBAL CORPORATION

Power of Attorney

The undersigned director of SafeSpace Global Corporation, a Nevada corporation, does hereby make, constitute and appoint Scott K. Boruff and Timothy R. Brady, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended July 31, 2025, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of October 2025.

/s/ G. Shayne Bench
G. Shayne Bench

SAFESPACE GLOBAL CORPORATION

Power of Attorney

The undersigned director of SafeSpace Global Corporation, a Nevada corporation, does hereby make, constitute and appoint Scott K. Boruff and Timothy R. Brady, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended July 31, 2025, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 27th day of October 2025.

/s/ Micheal J. Burt
Micheal J. Burt

SAFESPACE GLOBAL CORPORATION

Power of Attorney

The undersigned director of SafeSpace Global Corporation, a Nevada corporation, does hereby make, constitute and appoint Scott K. Boruff and Timothy R. Brady, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended July 31, 2025, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 27th day of October 2025.

/s/ Anthony Chapman
Anthony Chapman

SAFESPACE GLOBAL CORPORATION

Power of Attorney

The undersigned director of SafeSpace Global Corporation, a Nevada corporation, does hereby make, constitute and appoint Scott K. Boruff and Timothy R. Brady, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended July 31, 2025, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 27th day of October 2025.

/s/ Lawrence H. Kloess III
Lawrence H. Kloess III